RELATED PARTY TRANSACTIONS	6 Months Ended
Sep. 30, 2024
Notes and other explanatory information [abstract]
RELATED PARTY TRANSACTIONS

NOTE 13. RELATED PARTY TRANSACTIONS

SalvaRx Acquisition

Two of the Company’s directors are also directors of SalvaRx Group plc, a company which owns approximately 4.1% of the Company’s issued and outstanding ordinary shares as of September 30, 2024.

Investments

The Company has entered into related party transactions and certain services agreements with its investees. Key management personnel of the Company have also entered into related party transactions with investees. Key management personnel are those people who have the authority and responsibility for planning, directing and controlling the activities of the Company, including directors and senior management of the Company.

The following subsidiaries and associates are considered related parties:

(a)	Stimunity. The Chief Executive Officer (“CEO”) of Portage is one of three members of the board of directors of Stimunity. The Company wrote-off its investment in Stimunity to nil in the Fiscal 2024 period.
(b)	iOx. Upon execution of the iOx Share Exchange on July 18, 2022, the non-Portage director resigned from the iOx board leaving two Portage insiders as directors. The CEO of Portage is also the CEO of iOx, and the management team of Portage comprises the management team of iOx.
(c)	Saugatuck. The Chairman and CEO of the Company is the sole director of Saugatuck. Saugatuck is 70% owned by the Company and is controlled by Portage.
(d)	Intensity. The CEO of Portage previously served as a part-time officer of Intensity until becoming a consultant in 2023. Additionally, Intensity provided services (primarily rent) to Portage through April 2023. For the six months ended September 30, 2023, the Company paid $0.01 million. No such services were provided subsequent to April 2023.
(e)	Portage Development Services Inc. PDS provides human resources and other services to each operating subsidiary of Portage through shared services agreements.

Transactions between the parent company and its subsidiaries, which are related parties, have been eliminated in consolidation and are not disclosed in this note.

Board Resignations and Appointments

On April 25, 2024, Mark Simon resigned all of his positions on the Board of Directors, and on April 26, 2024, Linda Kozick and Dr. Robert Glassman resigned all of their positions on the Board of Directors. On April 30, 2024, Dr. Jean -Christophe Renondin and Dr. Justin Stebbing were elected to the Board.

Bonuses & Board Compensation Arrangements

In December 2022, the Board approved executive performance bonuses, as recommended by the Compensation Committee, totaling $0.6 million, which is equivalent to 73.5% of original annual targets established by the Board in December 2021. The bonuses were approved based upon the original performance targets established. The Board further approved a payment structure of 25% of approved bonuses, which were paid in January 2023, with the balance of amounts due payable upon a new financing. The accrued, unpaid amount of approximately $0.4 million is included in accounts payable and accrued liabilities in the condensed consolidated interim statements of financial position as of each of September 30, 2024 and March 31, 2024. No executive performance bonus has been approved by the Compensation Committee or the Board for Fiscal Year 2024.

Effective January 1, 2022, each non-employee Board member is entitled to receive cash Board fees of $40,000 per annum, payable quarterly in arrears. Additionally, each non-employee Board member is entitled to an annual grant of 345 options to purchase Portage ordinary shares, which would vest the first annual anniversary of the grant date. The Company incurred Board fees totaling nil and $82,500 during the three months ended September 30, 2024 and 2023, respectively, and $7,205 and $165,000 during the six months ended September 30, 2024 and 2023, respectively.

Non-employee Board chairpersons are entitled to an annual cash fee of $30,000, payable quarterly in arrears. In lieu of a non-executive chairperson, the lead director is entitled to an annual cash fee of $20,000 per annum paid quarterly in arrears. Additionally, the chairperson of each of the Audit Committee, Compensation Committee and Nominating Committee of the Board is entitled to annual fees of $15,000, $12,000 and $8,000, respectively, payable quarterly in arrears. Members of those committees are entitled to annual fees of $7,500, $6,000 and $4,000, respectively, payable quarterly in arrears. All non-executive board members waived their right to board fees for the six months ended September 30, 2024, except for the non-executive board members who resigned in late April 2024.

Retention Agreements and General Releases

On July 22, 2024, the Company and Portage Development Services, Inc. entered into a Retention Agreement and General Release (“Retention Agreement”) with each of Allan Shaw (“Employee”) and Joseph Ciavarella (“Consultant”). Under the terms of each of the Retention Agreements, Employee’s current employment agreement and Consultant’s current consulting agreement both terminated on July 22, 2024, except with respect to certain provisions. In return for continuing to provide services to the Company and its affiliates and completing certain Applicable Retention Events, as defined in the respective Retention Agreements, the Company paid an aggregate $0.2 million (the “Retention Amount”) to Employee and Consultant, in addition to their monthly pay through September 30, 2024.

The Company accrued the Retention Amount, as well as the monthly pay totaling $0.2 million through September 30, 2024, in the condensed consolidated interim financial statements for the three months ended June 30, 2024, as the material terms of the Retention Agreements were known and agreed upon at June 30, 2024. In accordance with the terms of the Retention Agreements, the Company paid in full the Retention Amount and issued 14,348 ordinary shares to the Employee and Consultant in lieu of cash bonuses accrued in Fiscal 2023 totaling $0.1 million by September 30, 2024, the date on which the Employee’s employment and the Consultant’s consulting relationship with the Company and its affiliates ended.